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                                                                    EXHIBIT 10.6



                        INFONET SUPPLEMENTAL EXECUTIVE

                                RETIREMENT PLAN
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                      FIRST AMENDMENT AND RESTATEMENT OF

                       THE INFONET SERVICES CORPORATION

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                   ARTICLE I

                                    Purpose
                                    -------

          (a) The purpose of the Infonet Supplemental Executive Retirement Plan (the "ISERP") is to provide retirement benefits to designated officers and designated key executives of Infonet Services Corporation ("Infonet") and certain of its affiliates in addition to retirement benefits that may be payable to them under the Infonet Employee Pension Plan (the "IEPP") and any other retirement plan under which benefits may be payable with respect to such person.

          (b) It is intended that the ISERP shall be a non-qualified defined benefit retirement plan which shall be unfunded and which shall only provide deferred compensation benefits for a select group of management or highly compensated employees and, therefore, that the ISERP shall not be subject to Parts 2, 3 and 4 of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA").

          (c) Benefits under the ISERP shall be payable from the general assets of Infonet or pursuant to such other means as Infonet deems appropriate and no Participant or other person shall be entitled to look to any source for payment of such benefits other than the general assets of Infonet.
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                                  ARTICLE II

                                Effective Date
                                --------------

          The ISERP was originally effective as of January 1, 1993. This First Amendment and Restatement of the ISERP shall be effective as of January 1, 1997.


                                  ARTICLE III

                                  Definitions
                                  -----------

          The capitalized terms used herein shall have the meanings set forth in the Addendum attached hereto (which Addendum forms an integral part hereof), unless a different meaning is plainly required by context.


                                  ARTICLE IV

                                 Participants
                                 ------------

          (a) No person shall be a Participant in the ISERP unless (i) such individual is a management or highly-compensated employee and is specifically designated as such in a written instrument executed by the President (or, in the case of the President, in a written instrument executed by the Secretary), (ii) such individual has consented to be governed by the terms of the ISERP by executing a Participation Form and (iii) such individual is a participant in the IEPP or, in the case of an employee of an Affiliate, such other pension or retirement plan as is designated in the Participation Form.

          (b) A person shall cease to be a Participant in the ISERP upon the earliest of (i) the adoption by Infonet of an amendment to the ISERP or the Participant's Participation Form

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having such effect, (ii) the occurrence of an event described in the ISERP which terminates such participation, (iii) the President's written notification of the Participant's discontinuance of participation or (iv) the Participant's ceasing to be an active participant in the IEPP or such other pension or retirement plan as may be designated on the Participant's Participation Form.

          (c) In determining whether any person shall commence or cease to be a Participant in the ISERP, the President, subject to the concurrence of the Compensation Committee of the Board of Directors, shall have complete and unfettered discretion.


                                   ARTICLE V

                              Retirement Benefits
                              -------------------

          Each Participant shall be paid a monthly retirement benefit commencing on the first day of the first month following the date of the Participant's Separation from Service and continuing for the Participant's lifetime, which benefit shall be equal to any positive difference between (i) a percentage of the Participant's Qualified Compensation based upon the Deemed Age and Deemed Years of Service attained by the Participant as of the date of the Participant's Separation from Service attained by the participant as of the date of the Participant's Separation from Service, all as set forth in the Participant's Participation Form, and (ii) the Participant's vested accrued monthly benefit under the IEPP or any such other pension or retirement plan which is designated on the Participant's Participation Form, assuming that such benefit is payable to the Participant in the form of a single life annuity commencing on the first day of the first month after the date of the Participant's Separation from Service.

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                                  ARTICLE VI

                           Eligibility for Benefits
                           ------------------------

          A Participant shall only become eligible to commence receiving retirement benefits under the ISERP (i) after the Participant's Separation from Service and (ii) after attaining the Deemed Age and Deemed Years of Service specified in the Participant's Participation Form.


                                  ARTICLE VII

                           Form of Benefit Payments
                           ------------------------

          (a) Subject to Article VII(b) and Article VII(d), benefits payable under the ISERP shall be paid to the Participant monthly for the Participant's life.

          (b) Subject to approval in writing by the President at any time prior to the commencement of a Participant's benefits under the ISERP the Participant may, in lieu of receiving benefits in the form described in Article VII(a), elect to receive benefit payments under the ISERP in the form of a joint and survivor annuity which provides reduced monthly benefits for the lifetime of the Participant with a stipulated percentage of such reduced amount being payable after the Participant's death to the spouse to whom the Participant is married as of the date of the Participant's Separation from Service, for the lifetime of such spouse. The amount of the monthly benefit payable under this option shall be determined by reference to factors such as the Participant's life expectancy, the life expectancy of the Participant's spouse, interest rates and the percentage of the Participant's monthly benefit which is payable after the Participant's death to the Participant's spouse, all as determined by the President, such that the value of the joint and survivor annuity is the actuarial equivalent of the benefits otherwise payable under Article

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VII(a).  In determining the monthly amount payable under the joint and survivor annuity option with respect to any Participant, the President may rely upon such information as he, in his sole discretion, deems reliable, including but not limited to, the opinion of an enrolled actuary or annuity purchase rates quoted by an insurance company licensed to conduct an insurance business in the State of California.

          (c) A Participant's election of a joint and survivor annuity is irrevocable after benefit payments have commenced and the monthly amount payable during the lifetime of the Participant shall in no event be adjusted by reason of the death of the Participant's spouse prior to the death of the Participant, or by reason of the dissolution of the marriage between the Participant and such spouse, or for any other reason; provided, however that a Participant whose marriage is dissolved may designate another beneficiary to receive the benefits which would otherwise be payable under the ISERP to the Participant's former spouse under the Participant's joint and survivor annuity.

          (d)  In lieu of receiving benefits in the form described in either
Article VII(a) or VII(b), a Participant may elect, at least one year prior to his Separation from Service, to have a lump sum amount which is the actuarial equivalent (using assumptions referenced in the second sentence of Section 1.05 of the IEPP) of the full amount of benefits otherwise payable to him under
Article VII(a) credited to his account under the Infonet Services Corporation Deferred Income Plan ("the IDIP") and paid in accordance with his elections under the IDIP.

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                                 ARTICLE VIII

                                Death Benefits
                                --------------

          In lieu of the retirement benefit provided under Article V, the named beneficiary of a Participant who dies while he is employed by Infonet or an Affiliate shall be entitled to receive a lump sum benefit equal to 250% of the Participant's Qualified Compensation, determined as of the date of his death. No death benefit hereunder shall be payable with respect to any Participant who dies after his Separation from Service, provided, however, that the spouse of a deceased Participant shall continue to receive benefits under the ISERP if the Participant was receiving retirement benefits at the date of this death in the form of a joint and survivor annuity.


                                  ARTICLE IX

                              Disability Benefits
                              -------------------

          No disability benefits shall be payable under the ISERP; provided, however that a Participant who suffers a Permanent Disability and incurs a Separation from Service shall be entitled to receive retirement benefits under the ISERP upon the Participant's Separation from Service as set forth in Article V.


                                   ARTICLE X

               Right to Amend, Modify, Suspend or Terminate Plan
               -------------------------------------------------

          (a) By action of the Board of Directors, Infonet may amend, modify, suspend or terminate the ISERP or the Participants' Participation Statements without further liability to

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any Participant, employee, former employee or any other person.  Notwithstanding the preceding sentence; the ISERP and a Participant's Participation Form may not be amended, modified, suspended or terminated so as to reduce the amount of the retirement benefit of a Participant whose Separation from Service has occurred or the amount of the retirement benefit a Participant would be entitled to receive if the Participant were to incur a Separation from Service on the date of the Board of Director's action, without the express written consent of such Participant or, if deceased, such Participant's spouse if the Participant's benefits are being paid in the form of a joint and survivor annuity.

          (b) During the three-year period immediately following any Change in Control the Board of Directors may not amend, modify, suspend or terminate the ISERP or a Participant's Participation Form in any respect with respect to any person who was a Participant in the ISERP on the date of the Change in Control without the express written consent of such Participant, or if the Participant is deceased, such Participant's spouse if the Participant's benefits are being paid in the form of a joint and survivor annuity.


                                  ARTICLE XI

                                 No Assignment
                                 -------------

          No benefit payable under, or interest in, the ISERP shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. Any such benefit or interest shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary. If any Participant or beneficiary has become bankrupt or any attempt has been made

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to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit payable under, or interest in, the ISERP, the Participant's interest shall be held or applied to or for the benefit of the Participant or beneficiary.


                                  ARTICLE XII

                                Administration
                                --------------

          (a) The ISERP shall be administered by the President, who shall have all such powers as are necessary for the administration of the ISERP, or by such other person or persons to whom the President may delegate all or part of the President's powers or responsibilities hereunder. With respect to all matters pertaining to the ISERP, the President or his designated delegate shall have the power to interpret the ISERP and all documents relating thereto and to make such other determinations as may be required or appropriate; any determination of the President or his designated delegate shall be conclusive and binding on all persons.

          (b) The President shall be eligible to participate in the ISERP in the same manner as any other employee, provided, however, that the designation of the President as a Participant and any other action provided herein with respect to the President's participation in the ISERP shall be taken by the Compensation Committee of the Board of Directors and implemented by the Secretary.

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                                 ARTICLE XIII

                                    Release
                                    -------

          In connection with any benefit or benefit payment under the ISERP, or the designation of any beneficiary or any election or other action taken or to be taken under the ISERP by any Participant or any other person, Infonet, acting through the President or his delegate, may require such consents or releases as the President or his delegate determines to be appropriate, and further may require any such designation election or other action to be in writing and in form satisfactory to the President or his delegate.


                                  ARTICLE XIV

                                   No Waiver
                                   ---------

          The failure of Infonet, the President or any other person acting on behalf thereof to demand that a Participant or other person claiming rights with respect to a Participant perform any act which such Participant or person is or may be required to perform hereunder shall not constitute a waiver of such requirement or a waiver of the right to require such act. The exercise of or failure to exercise any discretion reserved to Infonet, the President or his delegate, to grant or deny any benefit to any Participant or other person under the ISERP shall in no way require Infonet, the President or his delegate to similarly exercise or fail to exercise such discretion with respect to any other Participant or person.

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                                  ARTICLE XV

                                  No Contract
                                  -----------

          The ISERP is strictly a voluntary undertaking on the part of Infonet and shall not be deemed to constitute a contract or part of a contract between Infonet or an Affiliate and any employee or other person, nor shall it be deemed to give any employee the right to be retained for any specified period of time in the employment of Infonet or an Affiliate or to interfere with the right of Infonet or an Affiliate to discharge or retire any employee at any time, with or without cause, nor shall the ISERP interfere with the right of Infonet or an Affiliate to establish the terms and conditions of employment of any employee.


                                  ARTICLE XVI

                                Indemnification
                                ---------------

          Infonet shall defend, indemnify and hold harmless the President and the Compensation Committee of the Board of Directors (and each member thereof), and any other person or committee to whom they have delegated any of their responsibilities hereunder, acting in their capacity as such and not as Participants herein, from any and all claims, losses, damages, expenses and liabilities (collectively "Liability") arising from any action, failure to act, or other conduct in their official capacity under the ISERP, except with respect to any Liability which results from an individual's own gross negligence or willful misconduct.

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                                 ARTICLE XVII

                               Claims Procedure
                               ----------------

          (a) Any claim for benefits under the ISERP shall be filed in writing with the President or any person or committee designated by the President as the ISERP's claims official (the "Claims Official").

          (b) If the Claims Official wholly or partially denies the claim, he shall, within a reasonable period of time after receipt of the claim, provide the claimant with written notice of such denial setting forth, in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for such denial, (ii) specific reference to the pertinent ISERP provisions on which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary and (iv) an explanation of the ISERP's claims review procedure.

          (c) The Claims Official shall provide each claimant with a reasonable opportunity to appeal a denial of a claim and an opportunity for a full and fair review of such denial. The claimant or his duly authorized representative: (i) may request a review upon written application to the Claims Official, (ii) may review pertinent documents and (iii) may submit issues and comments to the Claims Official in writing.

          (d) The Claims Official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstance but which, in no event, shall be less than sixty (60) days after receipt by the claimant of written notice of denial of his claim.

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          (e)  The decision by the Claims Official upon his review of a claim shall be made not later than sixty (60) days after receipt by the Claims Official of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred and twenty (120) days after receipt of such request for review.

          (f) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent ISERP provisions on which the decision is based.

          (g) To the extent permitted by law, the decision of the Claims Official, when warranted on the record and reasonably based on the law and the provisions of the ISERP, shall be final and binding on all parties.

          (h) If a Participant elects, any dispute under the ISERP between the Participant and Infonet or an Affiliate, as the case may be, shall be submitted to private and confidential arbitration by a single neutral arbitrator (unless otherwise provided pursuant to this Article XVII(h)). Subject to the terms of this Article XVII(h), the arbitration proceedings shall be governed by the Commercial Arbitration Rules of the American Arbitration Association and the arbitrator shall be selected by the Participant and Infonet or the Affiliate, or, if the Participant and Infonet or the Affiliate cannot agree upon an arbitrator, at the Participant's option, either the arbitrator shall be selected by the American Arbitration Association pursuant to its Rules or the Participant may bring an action in any court having jurisdiction. If the disposition is arbitrated subject to this Article XVII(h), the decision of the arbitrator shall be final and binding on the Participant and Infonet or the Affiliate, and judgment thereon may be entered in any court having

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jurisdiction.  All of the Participant's and Infonet's or the Affiliate's costs of any arbitration proceeding or litigation pursuant to this Article XVII, including attorney's fees and costs, shall be paid by the Infonet or the Affiliate; provided, however, if the arbitrator or court (as the case may be)
           --------  -------
determines that a Participant's claim or defense is frivolous or without merit, such Participant shall pay his own costs.

                                 ARTICLE XVIII

                           Miscellaneous Provisions
                           ------------------------

          (a)  Governing Law. The ISERP shall be construed, administered and
               -------------
governed in all respects under and by applicable federal laws and, where state law is applicable, the laws of the State of California.

          (b)  Pronouns and Plurality.  The masculine pronoun shall include the
               ----------------------
feminine pronoun, and the singular the plural where the context so indicates.

          (c)  Titles. Titles are provided herein for convenience only and are
               ------
not to serve as a basis for interpretation or construction of the ISERP.

          (d)  References.  Unless the context clearly indicates to the
               ----------
contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed statute, regulation or document.

          (e)  Severable Provisions.  The provisions of the ISERP are severable
               --------------------
and if any one or more articles, sections, subsections, paragraphs, clauses or provisions of the ISERP is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, the

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remaining provisions, and any partially unenforceable provisions to the extent enforceable in any jurisdiction, shall continue in full force and effect and shall be binding and enforceable.

          (f)  Nature of ISERP Benefits.  The ISERP shall not be "funded" within
               ------------------------
the meaning of ERISA and all payments hereunder to Participants or beneficiaries shall be paid from the general assets of Infonet or an Affiliate. Infonet and any Affiliate shall not, by virtue of any provisions of the ISERP or by any action of any person, be deemed to be a trustee or other fiduciary of any property for any Participant or beneficiary, and the liabilities of Infonet or any Affiliate to any Participant or beneficiary pursuant to ISERP shall be those of a debtor pursuant only to such contractual obligations as are created by the ISERP; no such obligation of Infonet or any Affiliate shall be deemed to be secured by any pledge or other encumbrance on any property of Infonet or any Affiliate. To the extent that any Participant or beneficiary acquires a right to receive payment from Infonet or any Affiliate under the ISERP, such right shall be no greater than the right of an unsecured general creditor of Infonet or the Affiliate.

          IN WITNESS WHEREOF, Infonet has caused this instrument to be executed by its officers duly authorized on this 12th day of December, 1997, effective as of January 1, 1997.

                                       INFONET SERVICES CORPORATION


                                       By: /s/ Jose A. Collazo
                                          ------------------------------

                                       By: /s/ Ernest U. Gambaro
                                          ------------------------------
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                                   ADDENDUM

                                  Definitions

          (a) "Affiliate" means any organization, regardless of legal form, in which Infonet owns a substantial equity or profits interest or over which Infonet has the right to exercise significant management control or influence and which is designated in writing by the President as an "Affiliate".

          (b)    "Board of Directors" means the Board of Directors of Infonet.

          (c) A "Change in Control" shall occur in the event of (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended
(the "Act")), as if Infonet were a public company, of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of capital stock of Infonet possessing 51% or more of the combined voting power of Infonet's outstanding capital stock, (ii) if within any two-year period, the majority of the members of the Board of Directors were to be comprised of individuals other than those persons who were members at the beginning of such period, unless the members elected during such period were approved by a majority of the Board of Directors in office immediately prior to the beginning of such period, (iii) the sale of all or substantially all of Infonet's assets or (iv) the approval by Infonet's shareholders of a plan of reorganization, merger or consolidation unless immediately following such transaction 51% or more of the outstanding shares of capital stock of the corporation resulting from such transaction is then beneficially owned by persons who were shareholders of Infonet immediately prior to such transaction.

          (d) "Continuous Service" means the uninterrupted period of employment of a person by Infonet or an Affiliate, commencing as of the date of hire of such person by Infonet or an Affiliate and ending on the date of the Participant's Separation from Service. A medical leave of absence not exceeding twelve (12) months authorized by the employer's written policy or any other leave of absence authorized by the employer's written policy or approved in writing by the President shall not be deemed and interruption in continuous Service or a Separation from Service.

          (e) "Deemed Age" shall mean the deemed age of a Participant at any point in time and which shall be the sum of (i) the Participant's deemed age as determined from time to time by the President and as set forth in the Participant's Participation Form and (ii) the period of time which has elapsed since the date of such Participation Form.

          (f) "Deemed Years of Service" shall mean the number of years of service with Infonet or an Affiliate which a Participant shall be deemed to have completed at any point in time and which shall be the sum of (i) the Participant's number of Deemed Years of Service as determined from time to time by the President and as set forth in the Participant's Participation Form and
(ii) the Participant's number of years of Continuous Service which the Participant has completed since the date of such Participation Form.

          (g) "Infonet Employee Pension Plan" (the "IEPP") is the Infonet contributory, defined benefit pension plan which is generally available to all employees of Infonet and any successor thereto.

          (h) "Participant" means an employee of Infonet or an Affiliate who has been selected to participate in the ISERP by the President and has executed the appropriate Participation Form.

              (i) "Participant's Qualified Compensation" means the average monthly amount of a Participant's salary, commissions, bonuses and/or compensation earned by, attributed to, or paid or credited to or for the account of, a Participant from or by Infonet or an Affiliate during the thirty-six (36) full months immediately preceding the Participant's Separation from Service.

              (j) "Participant Form" means the document which extends participation in the ISERP to an eligible employee and which sets forth the amount of a Participant's projected retirement benefits under the ISERP and the key data which will be used to calculate the Participant's retirement benefits.

               (k) "Permanent Disability" means permanent and total disability within the meaning of Infonet's long-term disability plan then in effect.

               (l) "Plan Year" means the fiscal year of the ISERP, which shall be the calendar year.

               (m) "President" shall mean the person who is serving as the President of Infonet.

               (n) "Secretary" shall mean the person who is serving as the Secretary of Infonet.

               (o) "Separation from Service" means a Participant's termination of employment with Infonet or an Affiliate for any reason.